UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2018
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AVADEL PHARMACEUTICALS PLC
(Exact name of registrant as specified in its charter)
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Ireland (State or Other Jurisdiction of Incorporation)	000-28508 (Commission File Number)	98-1341933 (I.R.S. Employer Identification No.)
Block 10-1 Blanchardstown Corporate Park, Ballycoolin Dublin 15, Ireland (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant's telephone number, including area code: +353 1 485 1200
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.

On May 2, 2018, Avadel Pharmaceuticals plc (the “Company”) issued a press release announcing its earnings for the quarter ended March 31, 2018. That press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information responsive to this Item 2.02 of this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

On May 2, 2018, the Company posted to its website a set of presentation materials that it will use during its earnings call and webcast to assist participants with understanding the Company’s financial results for the quarter ended March 31, 2018 . A copy of this presentation is attached hereto as Exhibit 99.2.

The information responsive to this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01     Other Events

On May 1, 2018, the Company issued a press release announcing that it launched NOCTIVA™, the first and only FDA-approved product for the treatment of nocturia due to nocturnal polyuria in adults. That press release is attached as Exhibit 99.3 and is incorporated herein by reference.

 Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated May 2, 2018, issued by Avadel Pharmaceuticals plc *
99.2	Presentation materials dated May 2, 2018, issued by Avadel Pharmaceuticals plc*
99.3	Press release dated May 1, 2018, issued by Avadel Pharmaceuticals plc*
* This information shall be deemed to be "furnished" and not filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
          AVADEL PHARMACEUTICALS PLC
          By:            /s/ Phillandas T. Thompson
           Phillandas T. Thompson
           Senior Vice President, General Counsel and Corporate Secretary

Date: May 2, 2018

 Exhibit Index

99.1	Press release dated May 2, 2018, issued by Avadel Pharmaceuticals plc *
99.2	Presentation materials dated May 2, 2018, issued by Avadel Pharmaceuticals plc*
99.3	Press release dated May 1, 2018, issued by Avadel Pharmaceuticals plc*
* This information shall be deemed to be "furnished" and not filed herewith.